EXHIBIT 14(b)

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Other Service Providers" and "Experts" in the Combined Proxy Statement and Prospectus and to the incorporation by reference of our report on PaineWebber Utility Income Fund dated May 14, 1999, in this Registration Statement on Form N-14 of PaineWebber Managed Investment Trust.


                                                  /s/ Ernst & Young LLP
                                                  ------------------
                                                  ERNST & YOUNG LLP


New York, New York
March 10, 2000